SECURITY AGREEMENT

FOR VALUE RECEIVED, IELEMENT CORPORATION, a Nevada Corporation referred to as "Debtor”, assigns and grants to RICHARD WILLIAMSON, and its successors and assigns, referred to here as "Secured Party", a security interest in all of the following property:

A.All accounts, contract rights, instruments, chattel paper, general intangibles, goods, and inventory owned by Debtor, at the date of this Agreement;

B.All accounts, contract rights, instruments, chattel paper, general intangibles, goods, and inventory with respect to Debtor at any time subsequently acquired by Debtor or which come into existence at any time in the future;

C.All proceeds of all such accounts, contract rights, instruments, chattel paper, general intangibles, goods, and inventory;

D.The equipment, tools, improvements, fixtures, furniture, supplies or other property of Debtor some of which is listed on the attachments hereto, and all other goods and property of the same classes subsequently acquired or owned by Debtor;

Together with all attachments, parts, proceeds, products, replacements and accessions of that property, all of which is referred to here as the "Collateral" to secure the payment of that certain indebtedness evidenced by the Secured Promissory Notes executed by US Wireless Online, Inc. in the amount of $150,000.00 and $141,178.74 dated the same date as this Agreement, referred to here as the "Promissory Note" and any and all extensions or renewals and any and all other liabilities or obligations of Debtors to Secured Party now existing or subsequently arising, including amounts owed by US Wireless Online, Inc. to Commonwealth ($9,375.00), WOLS ($34,095.65) and various equipment leases totaling $16,480.19, all of which are referred to here as the "Obligations".

Debtor warrants, represents, covenants and agrees that:

1.DEFINITIONS. As used here, the following words shall have their usual meaning under the Texas Uniform Commercial Code clarified as follows:

a. "Account" means a right to payment for goods sold and for goods leased and for services rendered, or any of them, and includes a right to payment which has been earned under a contract right and includes all accounts receivable;

b. "Contract Right" means a right to payment under a Contract not yet earned by performance;

c. "Instrument" means a negotiable instrument or other writing which evidences a right to payment of money;

d. "Chattel Paper" means a writing which evidences both a monetary obligation and a security interest in or lease of specific goods;

e. "General Intangible" means any personal property other than goods, accounts, chattel paper, documents, instruments, and money, and specifically includes but is not limited to goodwill, trade names, copyrights, patents, tax refunds, utility and other deposit accounts;

f. "Inventory" means goods held for sale or being processed or furnished for sale in Debtors’ businesses, as now or hereafter conducted and other tangible property owned or hereafter acquired and held to be furnished under contracts for service or used or consumed in Debtor’s businesses;

g. "Goods" means all articles of tangible personal property, sold, supplied, or otherwise disposed of; and,

h. "Purchaser" includes the Buyer of goods from Debtors, the customer for whom services have been rendered or materials furnished by Debtors, or the party with whom Debtor has contracted.

2.LOCATION. The Collateral will be kept at its present locations. Debtor will not change the location of the collateral without Secured Party's prior written consent.

3.DEBTORS’ DUTIES. Debtors shall,

a. Collect its accounts and sell its inventory only in the ordinary course of business;

b. Keep, in accordance with generally accepted accounting principals consistently applied, accurate and complete records of its accounts, contract rights, inventory, assets and liabilities;

c. Pay and discharge when due all taxes, assessments, levies and other charges on the Collateral or for its use or operation or on this Agreement or on any note or notes evidencing the obligations;

d. Give Secured Party financial statements, reports, certificates, lists and other data concerning the accounts, contract rights, inventory, equipment and business of Debtors as Secured Party may from time to time request;

e. Permit Secured Party or its representative to examine Debtors’ books and records at any time and to inspect and check the Collateral at any time;

f. Except for already disclosed encumbrances, at all times keep the Collateral free from any further adverse lien, security interest or encumbrance;

g. Except upon written consent of Secured Party, not make or agree to any alteration, modification or cancellation of or credits, allowances or adjustments to any account, contract right or chattel paper which is part of the Collateral.

4.DEBTORS’ WARRANTIES, REPRESENTATIONS AND COVENANTS. Debtor warrants, represents and covenants to Secured Party that:

a. The Collateral is used for business purposes;

b. Except for the security interest granted here and except for those encumbrances already disclosed, Debtors are the owner of the Collateral free from any adverse lien, security interest or encumbrance;

c. Debtors will defend the Collateral against all claims and demands of all persons at any time claiming any interest in the Collateral;

d. Debtors will not sell, transfer, lease or otherwise dispose or offer to dispose of any of the Collateral or any interest in the Collateral without the prior written consent of Secured Party, except that until the occurrence of an event of default Debtors may sell inventory in the ordinary course of Debtors’ business, the proceeds of which sale shall be Collateral under this Security Agreement;

e. Debtors will not encumber, lien or grant a further security interest in the Collateral to anyone other than Secured Party without the prior written consent of Secured Party;

f. Debtors will not waste or destroy the Collateral or any part of the Collateral;

g. Debtors will not use the Collateral in violation of any statute, law or ordinance;

h. Debtors will at all times maintain the Collateral in good condition, repair and appearance;

i. Each account, contract right and chattel paper which is part of the Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay the same (the "Account Debtor"); and,

j. Debtors knows of no Account Debtor that has any defense, set-off, claim or counter-claim against Debtor which can be asserted against Secured Party.

5.INSURANCE. Debtors will, at all times, keep the Collateral insured against loss, damage, theft and any other risk as Secured Party may require in the amounts (but not less than the full insurable value) in Companies and under the policies and in the form, and for the period, as shall be satisfactory to Secured Party. Each insurance policy shall provide that loss under the policy and proceeds payable under the policy shall be payable to Secured Party as its interest may appear (and Secured Party may apply any proceeds of the insurance which may be received by Secured Party toward payment of the obligations, whether or not due in the order of application as Secured Party may determine). Each insurance policy shall provide 20 days written minimum cancellation notice to Secured Party. Each insurance policy shall, if Secured Party so requests, be deposited with Secured Party. Secured Party may act as attorney-in-fact for Debtor in obtaining, settling, and canceling the insurance and endorsing any drafts.

6.SECURED PARTY MAY PERFORM; POSSESION. At its option, Secured Party may discharge taxes, liens, security interest and other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral, if Debtors fails to do so timely. Debtors agree to reimburse Secured Party on demand for any payment made, or any expense incurred, by Secured Party, pursuant to the above authorization. Until default, Debtors may have possession of the Collateral and use it in any lawful matter not inconsistent with this Agreement and not inconsistent with any policy of insurance on the Collateral. This authorization does not create any duty on behalf of Secured Party to make any payment or perform any acts as described in this paragraph.

7.RIGHT TO INSPECT. The Secured Party and its representatives shall have the right at reasonable times to enter on the Debtors’ business premises and any premises where the Collateral is located for the purpose of inspecting the Collateral and after default for the purpose of taking possession of the Collateral.

8.DEFAULT. Debtors shall be in default under this Agreement on the happening of any of the following events or conditions:

a. Failure or omission to pay when due any obligation (or any installment of or interest on an obligation), or default in the payment or performance of any obligation, covenant, agreement, or other liability contained or referred to in this Agreement;

b. Any warranty, representation or statement made or furnished to Secured Party by or on behalf of Debtors proves to have been false or misleading in any material respect when made or furnished;

c. Loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral, or the making of any levy, seizure or attachment of or on the Collateral;

d. If Debtors becomes insolvent or unable to pay debts as they mature or make an assignment for the benefit of creditors, or any proceeding is instituted by or against Debtors alleging that the Debtors are or a Debtor is insolvent or unable to pay debts as they mature or Debtor makes any preferential payment or fraudulent transfer pursuant to Texas law, the US Bankruptcy Code, or other applicable law, or a receiver, liquidator or trustee of Debtor or any of Debtor's property is appointed, or any petition for the bankruptcy, reorganization or arrangement of the Debtor, pursuant to the US Bankruptcy Code or any similar statute, is filed, or Debtor is adjudicated bankrupt or insolvent;

e. Entry of any judgment against Debtor;

f. The attempted assumption of this Security Agreement by anyone without the prior written consent of Secured Party.

9.EFFECT OF DEFAULT. On the occurrence of any default or at any time after default, Secured Party may, at its option, declare all obligations secured or any of them (not withstanding any provisions of the obligations) to be immediately due and payable without demand or notice of any kind, and the same shall immediately become and be due and payable without demand or notice; and Secured Party shall have and may exercise from time to time all rights and remedies of a Secured Party under the Texas Uniform Commercial Code and all rights and remedies available to it under any other applicable loss; and on request or demand of Secured Party, Debtor shall, at its expense, assemble the Collateral and make it available to the Secured Party at a convenient place acceptable to Secured Party; and Debtor shall promptly pay all costs of Secured Party of collection of any and all the obligations and enforcement of rights under this Security Agreement, including, but not limited to, reasonable attorney's fees and legal expenses and expenses of any repairs to any of the Collateral and expenses of any repairs to any realty or the property to which any of the Collateral may be affixed or be a part. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if the notice is mailed, postage pre-paid, to the Debtor at the address of Debtor shown at the beginning of this Agreement at least five days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling, or the like shall include Secured Party's reasonable attorney's fees and legal expenses. On disposition of any Collateral after the occurrence of any default under this Agreement, Debtor shall be and remain liable for any deficiency; and Secured Party shall account to Debtor for any surplus, but Secured Party shall have the right to apply all or any part of the surplus (or to hold the same as a reserve) against all or any of the obligations, whether or not they, or any of them, be then due, and in the order of application as Secured Party may from time to time elect. Nothing herein, shall be construed to require Secured Party to sell or dispose of Collateral and Secured Party may elect to retain all or some of the Collateral for its own use giving credit to Debtor for the fair market value thereof.

10.MISCELLANEOUS. Time is of the essence of this Agreement. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default of a future occasion. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver of that right or remedy, and no single or partial exercise by Secured Party of any right or remedy shall preclude any other or further exercise of that right or remedy or the exercise of any other right or remedy. The provisions of this Agreement are cumulative and in addition to the provisions of any note secured by this Agreement, and Secured Party shall have all the benefits, rights and remedies of and under any note secured by this Agreement. This Agreement shall become effective as of the date of this Agreement. All rights of Secured Party hereunder shall inure to the benefit of its successors and assign; and all obligations of Debtor shall bind the successors and assigns of Debtor. Any reference to “Debtor” or “Debtors” shall mean the singular and the plural and each and both of them individually and together.

11.CONSTRUCTION. This Agreement has been delivered in the State of Texas and shall be construed in the accordance with the laws of Texas. Whenever possible, each provision of this Agreement shall be interpreted in a manner a to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, that provision shall be ineffective to the extent of the prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Agreement. This Agreement shall not be construed for or against either party by reason of being responsible for its drafting.

12.CONTINUING AGREEMENT. This Security Agreement is a continuing Agreement which shall remain in force until the Promissory Note and other Obligations are paid and performed in full. In addition, the debtor agrees to execute any further documentation in order for the secured party to perfect recorded financing statements in the jurisdiction of the secured party’s choice.

DEBTOR:

IELEMENT CORPORATION

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Witness Signature     By: Ivan Zweig
Title: President
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Printed Name of Witness

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Witness Signature

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Printed Name of Witness

STATE OF __________________
COUNTY OF __________________

The foregoing instrument was acknowledged before me this ______ day of __________________, 200___, by Ivan Zweig, as President of IELEMENT CORPORATION, ( ) who is personally known to me or ( ) who has produced _______________________________ as identification.

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(Seal)      Notary Public

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My Commission Expires:     Printed Notary Signature

SECURED PARTY:

RICHARD WILLIAMSON

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Witness Signature     By: Richard Williamson

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Printed Name of Witness

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Witness Signature

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Printed Name of Witness

STATE OF __________________
COUNTY OF __________________

The foregoing instrument was acknowledged before me this ______ day of __________________, 200___, by Richard Williamson, who is personally known to me or who has produced _________________________ as identification.

      ____________________________________
(Seal)      Notary Public

         ____________________________________
My Commission Expires:     Printed Notary Signature